Exhibit 10.4

                             AMENDMENT NO. 3 TO THE
                    EMPLOYMENT AGREEMENT FOR J. PAUL WITHROW


     This AMENDMENT NO. 3 (this "Amendment") is to the Employment Agreement dated February 19, 1999 (the "Employment Agreement"), and Amendment No. 1 to the Employment Agreement (as amended by the Agreement Concerning Employment Rights, dated January 27, 2000 (the "First Amendment"), and Amendment No. 2, dated effective as of March 1, 2001, by and between J. Paul Withrow, an individual, hereinafter referred to as "Executive", and Synagro Technologies, Inc., a Delaware corporation, hereinafter referred to as "Synagro" or the "Company."

     WHEREAS, Executive and Synagro desire and hereby mutually agree to amend the Executive's Employment Agreement and its Amendment Nos. 1 and 2 in certain limited respects, as more specifically set forth below; and

     WHEREAS, capitalized terms not defined herein shall have the meanings given to them in the Employment Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants set forth herein, agree as follows:

     Amendments to Employment Agreement and Amendment Nos. 1 and 2 Thereto.

     1.   Compensation.

          a. Section "2. Compensation" as previously amended by the Agreement Concerning Employment Rights shall be referred to as subsection (a) and is amended in part as follows:

          The annual base salary stated in Section 2 is hereby changed from $175,000 to $255,000.

          b.   The following paragraph is added as Section 2(b):

               (b) For so long as Executive is employed by the Company and for thirty (30) days thereafter, the following shall apply:

               To the extent dividends are declared and paid on Synagro's Common Stock, the Employee will be entitled to receive shares of Common Stock under the Synagro Technologies, Inc. 2005 Restricted Stock Plan (or any successor equity incentive plan thereto), provided that such Employee then held options to purchase Common Stock. The value of the shares of Common Stock received will equal the value of dividends that would have been payable on the Common Stock underlying the options to purchase Common Stock then held


                                                            Initials: __________

                                                            Initials: __________
               by such Employee if such options had been exercised. Common Stock awards relating to options that are then vested and exercisable will not be subject to any restriction on transfer. Awards relating to options that are not then vested shall contain appropriate restrictions on transfer that shall lapse when such options become vested and exercisable. If the option(s) lapses and does not vest, then the restricted common stock award(s) related to such option(s) shall be forfeited and returned to Synagro pursuant to the 2005 Restricted Stock Plan.

     2. Amendment to Amendment No. 2. The provisions of paragraph number 1 of Amendment No. 2 to the Employment Agreement of J. Paul Withrow is amended in part to delete the following sentences in their entirety:

          As a condition to receiving the Option Payment, Executive must surrender all other options to purchase Synagro common stock that he has been granted. However, the Option Payment shall not be required to be made if Executive has, at any time, whether before or after the date of this agreement, been granted (for purposes hereof, existing options which are repriced to an exercise price of $2.50 shall be deemed to be re-granted) options to purchase an aggregate amount of shares of common stock of Synagro equal to the Base Option Amount with an average strike price of $2.50 or less.


     Ratification. Except as expressly amended by this Amendment, the Employment Agreement, Amendment No. 1 and Amendment No. 2 to the Employment Agreement of J. Paul Withrow (herein together "the Agreement") shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Agreement are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Agreement.


     IN WITNESS WHEREOF; the parties have caused this Amendment to be duly executed on December 7, 2005.


                              SYNAGRO TECHNOLOGIES, INC., a
                              Delaware corporation


                              By:  s/s Alvin L. Thomas II
                                   ------------------------------------

                              Name:  Alvin L. Thomas II
                                     ----------------------------------

                              Title: EVP General Counsel
                                     ----------------------------------


                                                            Initials: __________

                                                            Initials: __________

     SUBSCRIBED AND SWORN TO before me, the undersigned authority on this 7th day of December, 2005.



                                      /s/
                                      ------------------------------------------
                                                    Notary Public








                                      By /s/   J. Paul Withrow
                                          --------------------------------------
                                      J.Paul Withrow, an individual

     SUBSCRIBED AND SWORN TO before me, the undersigned authority on this 7th day of December, 2005.



                                      /s/
                                      ------------------------------------------
                                                    Notary Public